Leases	12 Months Ended
Dec. 31, 2019
Leases [Abstract]
LEASES

Note 17:- LEASES

The Group leases substantially all of its office space and vehicles under operating leases. The Group's leases have original lease periods expiring between 2020 and 2029. Some leases include one or more options to renew. The Group does not assume renewals in its determination of the lease term unless the renewals are deemed to be reasonably certain at lease commencement. Lease payments included in the measurement of the lease liability comprise the following: the fixed non-cancellable lease payments, payments for optional renewal periods where it is reasonably certain the renewal period will be exercised, and payments for early termination options unless it is reasonably certain the lease will not be terminated early.

In June 2012, Sapiens entered into a lease agreement for new corporate offices in Holon, Israel. The lease expires in January 2024, with an option by Sapiens to extend for an additional 5-year term. The Group deemed this option as reasonably certain to be renewed.

In April 2019, Sapiens entered into a lease agreement for a new office in Bangalore, India. The lease expires in April 2029, with an option by Sapiens to extend for an additional 5-year term. The Group deemed this option as not-reasonably certain to be renewed.

Sapiens has several leased offices in the United States, with expiry dates varying between 2020 and 2026, with no renewal options.

Matrix has entered into a lease agreement for its corporate offices in Herzliya, Israel. The lease expires in October 2023.

In September 2015, John Bryce ("JB" – subsidiary of Matrix) entered into a lease agreement for its training facility in Tel-Aviv, Israel. The lease expires in September 2023, with an option by JB to extend for an additional 5-year term. The Group deemed this option as reasonably certain to be renewed.

In November 2019, Comblack IT (subsidiary of Magic Software) entered into a lease agreement for new corporate offices in Ramat-Gan, Israel. The lease expires in April 2025, with an option by Comblack to extend for an additional 5-year term. The Group deemed this option as reasonably certain to be renewed.

The Group has several leased offices in Israel, Japan, Europe and United States, with expiry dates varying between 2020 and 2026, with renewal options varying between 2021 and 2030.

Under IFRS 16, all leases with durations greater than 12 months, including non-cancellable operating leases, are now recognized on the statement of financial position. The aggregated present value of lease agreements is recorded as a long-term asset titled operating lease right-of-use assets.

The corresponding lease liabilities are classified between operating lease liabilities which are current and long-term.

Maturity analysis of undiscounted future lease payments receivable for operating leases:

2020	37,059
2021	25,466
2022	12,988
2023	10,266
2024	8,188
2025 and thereafter	32,773
Total undiscounted cash flows	126,740

Less imputed interest	(17,381)
Present value of lease liabilities	109,359

Depreciation expenses of operating lease right-of-use assets totaled $33,531 for the year ended December 31, 2019.